Income Taxes - Schedule of Components of Income Tax Provision (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current:
Federal	$ 209	$ (57)	$ (1,112)
State and Local	614	(14)	(309)
Foreign	708	(1,933)	(582)
Total Current provision	1,531	(2,004)	(2,003)
Deferred:
Federal
State and Local	(3)	(47)	(159)
Foreign	475	773	(520)
Total Deferred expense (benefit)	472	726	(679)
Provision for (Benefit from) Income Taxes	$ 2,003	$ (1,278)	$ (2,682)